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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 18, 2004

                  Magnum d' Or Resources Inc.
     (Exact name of registrant as specified in its charter)


NEVADA                             0-31849             98-02152222
(State or other jurisdiction
of incorporation)       (Commission File Number)     (IRS Employer
                                                   Identification No.)


  170 The Donway West, #404, Toronto, Ontario, Canada M3C 2G3
            (Address of principal executive offices)


      Registrant's telephone number, including area code    (905) 842-5515









                   ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


     On February 17, 2004, Janet Winkler submitted her resignation as an officer and director of the registrant, effective February 18, 2004. Ms. Winkler had been registrant's Treasurer as well as a director.
Her resignation was for the purpose of pursuing other business interests and was not because of any disagreement with registrant on registrant's operations, policies or practices.
     t.
     On February 17, 2004 the Board of Directors of registrant elected Reno Calabrigo to fill the position of Treasurer vacated by Ms. Winkler and, in addition, elected John Yee to be registrant's Chairman of the Board and Secretary, replacing Mr. Calabrigo who resigned from his previous position as Secretary.

     Also on February 17, 2004 the Board of Directors elected Charles Ming to be a director of registrant.


     The current officers and directors and their respective positions are:


RENO   J.  CALABRIGO  -    President, Treasurer, Chief Financial Officer,  Chief
Executive Officer and Director.

JOHN YEE                    -   Chairman of the Board, Secretary and Director.

KENNETH SANDERS  -   Director.

ROBERT CURRIE        -   Director.

CHARLES MING           -   Director.

Biographical information with respect to Mr. Charles Ming will be included in a future report.


                              ITEM 5. OTHER EVENTS


  NAME CHANGE


  As previously reported, the registrant changed its name effective October 24, 2002 from Digital World Cup, Inc. to Magnum d'Or Resources Inc. This name change has not yet been reflected on EDGAR.


           ITEM 6.  RESIGNATION OF REGISTRANT'S OFFICERS AND DIRECTORS


     As stated above, on February 17, 2004, Janet Winkler submitted her resignation as an officer and director of the registrant, effective February 18, 2004. Ms. Winkler had been registrant's Treasurer as well as a director. Her resignation was for the purpose of pursuing other business interests and was not because of any disagreement with registrant on registrant's operations, policies or practices.

                           FORWARD-LOOKING STATEMENTS


  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                                    EXHIBITS


EXHIBIT NUMBER
DESCRIPTION____________________________________
99(A)
Press Release dated February 18, 2004 with respect to Mr.
Charles Ming.


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Magnum d'Or Resources Inc.



  Date: February  18, 2004
  By:_____  /S/ Reno J. Calabrigo________
         CFO, CEO, President,
         Treasurer and Director